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                                                                    EXHIBIT 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2004-2




Section 7.3 Indenture                  Distribution Date:              9/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                   0.00
            Class B Principal Payment                                   0.00
            Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                   0.00
            Class B Principal Payment                                   0.00
            Class C Principal Payment                                   0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                   2,009,000.00
            Class B Note Interest Requirement                     185,791.67
            Class C Note Interest Requirement                     282,187.50
                      Total                                     2,476,979.17

        Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                        1.36667
            Class B Note Interest Requirement                        1.51667
            Class C Note Interest Requirement                        1.79167

(iii)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                     1,470,000,000
            Class B Note Principal Balance                       122,500,000
            Class C Note Principal Balance                       157,500,000

(iv)     Amount on deposit in Owner Trust Spread Account       17,500,000.00

(v)      Required Owner Trust Spread Account Amount            17,500,000.00



                                                 By:
                                                 --------------------

                                                 Name:   Patricia M. Garvey
                                                 Title:  Vice President